EXHIBIT 10.57

AMENDMENT NO. 1 TO THE
ESPERION THERAPEUTICS, INC.
2000 EQUITY COMPENSATION PLAN (AMENDED AND RESTATED,
EFFECTIVE APRIL 18, 2002)

     WHEREAS, Esperion Therapeutics, Inc. (the “Company”) maintains the Esperion Therapeutics, Inc. 2000 Equity Compensation Plan, as amended and restated, effective April 18, 2002 (the “Plan”), for the benefit of its eligible employees, certain consultants and advisors who perform services for the Company or its subsidiaries, and non-employee members of the Company’s Board of Directors;

     WHEREAS, at the 2003 Annual Meeting of Stockholders of the Company, held on May 30, 2003, the Company’s stockholders approved an amendment to the Plan to increase the number of shares authorized for issuance under the Plan to 4,469,000, thereby approving the Board’s proposal to increase the number of authorized shares by an additional 1,400,000;

     WHEREAS, Section 15(a) of the Plan provides that the Board. subject to certain limitations set forth in Section 15(a), may amend the Plan at any time; and

     WHEREAS, the Board has authorized the officers of the Company to execute documents necessary or desirable to effect such amendment to the Plan.

     NOW, THEREFORE, in accordance with the foregoing, the Plan shall be amended as follows:

     The first sentence of Section 3(a) of the Plan is hereby amended to read as follows:

“Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued or transferred under the Plan is 4,469,000 shares; provided, however, that from April 18, 2002 until May 30, 2003, the aggregate number of shares that could be issued or transferred under the Plan was 3,069,000; and provided further, that prior to April 18, 2002, the aggregate number of shares that could be issued or transferred under the Plan was 1,869,000.”

     Except as amended hereby, the Plan remains in full force and effect.

     IN WITNESS WHEREOF, and as evidence of the adoption of Amendment No. 1 set forth herein, the Board has caused this Amendment No. 1 to be executed effective as of the 30th day of May 2003.

ESPERION THERAPEUTICS, INC.

By:	/s/ Roger S. Newton

Title: President & Chief Executive Officer